Consolidated Statements of Operations - 10K - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Operating expenses:
Research and development	$ 3,232	$ 242
General and administrative	8,155	1,997
Total operating expenses	11,387	2,239
Loss from operations	(11,387)	(2,239)
Other income	250	0
Change in fair value of warrant liability	182	0
Loss on extinguishment of debt	0	(325)
Interest expense, net	(2,082)	(653)
Net loss	$ (13,037)	$ (3,217)
Net loss per share of common stock, basic (in usd per share)	$ (367.20)	$ (324.31)
Net loss per share of common stock, diluted (in usd per share)	$ (367.20)	$ (324.31)
Weighted-average common shares outstanding, basic (in shares)	35,504	9,923
Weighted-average common shares outstanding, diluted (in shares)	35,504	9,923